Exhibit 10(29)


                                                                  Execution Copy


                             AMERICAN BILTRITE INC.
                               K&M ASSOCIATES L.P.

                                CREDIT AGREEMENT

                                 Amendment No. 4

      This Agreement, dated as of January 27, 2005 (this "Agreement"), is among American Biltrite Inc., a Delaware corporation ("American Biltrite"), K&M Associates L.P., a Rhode Island limited partnership ("K&M"; American Biltrite and K&M being collectively but jointly and severally, the "Borrower"), the Lenders under the Credit Agreement (as defined below) and Fleet National Bank (a Bank of America company), as Agent for itself and such Lenders. The parties agree as follows:

      1. Reference to Credit Agreement and Definitions. Reference is made to the Credit Agreement dated as of October 14, 2003, as amended by Amendment No. 1 dated as of January 24, 2004, Amendment No. 2 dated April 13, 2004 and Amendment No. 3 dated November 3, 2004, among the parties (as in effect prior to giving effect to this Agreement, the "Credit Agreement").

      2. Credit Agreement; Definitions. This Agreement amends the Credit Agreement. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

      3. Amendment of Credit Agreement. Effective upon the date hereof, Section 1 of the Credit Agreement is amended as follows:

            3.1. The definition of "Consolidated Adjusted EBITDA" is amended in its entirety as follows:

                  "'Consolidated Adjusted EBITDA' means, for any period, the total of:

                  (a) Consolidated EBITDA; minus

                  (b) Capital Expenditures except (i) to the extent attributable to Capitalized Lease Obligations or (ii) financed with the proceeds of Financing Debt; minus

                  (c) any dividends paid or payable in cash by the Company or any of its Subsidiaries to third parties; minus

                  (d) the aggregate amount paid by the Company and its Subsidiaries to repurchase shares of capital stock and options to purchase shares of capital stock, in each case excluding any such payments made prior to June 30, 2003; minus

                  (e) any net income taxes paid or payable in cash by the Company or any of its Subsidiaries after subtracting any income tax refunds paid or payable in cash to the Company or any of its Subsidiaries; provided, however, that the foregoing shall not include any cash taxes paid or payable in connection with the sale by Tullahoma Properties, L.L.C. of the warehouse facility located at 102 Parham Boulevard, Tullahoma, TN on or about January 31, 2005."

            3.2. The definition of "Consolidated EBITDA" is amended in its entirety as follows:

                  "'Consolidated EBITDA' means, for any period, the total of:

                  (a) Consolidated Net Income; plus

                  (b) all amounts deducted in computing such Consolidated Net Income in respect of:

                        (i) depreciation, amortization and unusual noncash charges (other than the write-down of current assets),

                        (ii) interest expense, and

                        (iii) income tax expense, minus

                  (c) all cash payments made during such period on account of reserves, restructuring charges and other noncash charges added back to Consolidated EBITDA in a previous period; provided, however that the foregoing shall not include any cash payments made on account of the reserve for environmental liabilities for the 10.33 acres of land bordering on Old Estill Springs Road, Tullahoma, TN owned by Tullahoma Properties, L.L.C., minus

                  (d) all amounts included in Consolidated Net Income in respect of deferred income tax benefits and other noncash income items, except such amounts that have been deducted from Consolidated EBITDA in a previous period."

            3.3. The definition of "Consolidated Net Income" is amended in its entirety as follows:

                  "'Consolidated Net Income' means, for any period, net income (or loss) from continuing operations (excluding in all events, net income (or loss) relating to Janus Flooring Corporation) of the Company and its Subsidiaries reporting Congoleum on the equity method, excluding:

                  (a) extraordinary gains (net of any extraordinary losses up to the amount of any extraordinary gains),

                  (b) net income of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest, unless those net earnings have actually been received in the form of cash for distributions,

                  (c) any portion of the net income of any Subsidiary which for any reason is unavailable to pay dividends to the Company or any other Subsidiary,

                  (d) any aggregate net gain (in excess of any net losses) arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities),

                  (e) any write-up of any asset,

                  (f) any gain arising from the acquisition of any securities of the Company or any of its Subsidiaries,

                  (g) net income or gain (but not any loss) resulting from a change in accounting, an extraordinary event or prior period adjustments,

                  (h) the income (or loss) of any Person accrued to the date it becomes a Subsidiary, and

                  (i) the reserve for environmental liabilities for the 10.33 acres of land bordering on Old Estill Springs Road, Tullahoma, TN owned by Tullahoma Properties, L.L.C."

      4. Representations and Warranties. In order to induce the Agent to enter into this Agreement, each of the Borrowers jointly and severally represents and warrants that, immediately after giving effect to this Agreement, no Default exists.

      5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit

Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts (including by way of facsimile transmission), which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.



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

      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


                               AMERICAN BILTRITE INC.


                               By /s/ Howard N. Feist III
                                  ------------------------------------
                                  Name: Howard N. Feist III
                                  Title: Vice President and
                                         Chief Financial Officer


                               K&M ASSOCIATES L.P.

                               By: AIMPAR, INC., its General Partner


                               By /s/ Howard N. Feist III
                                  ------------------------------------
                                  Name: Howard N. Feist III
                                  Title: Vice President


                               FLEET NATIONAL BANK, as
                               Agent and Lender under the Credit Agreement


                               By
                                  ------------------------------------
                                  Name: Thomas F. Brennan
                                  Title: Senior Vice President



              Signature Page to Amendment No. 4 to Credit Agreement

      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


                               AMERICAN BILTRITE INC.


                               By
                                  ------------------------------------
                                  Name: Howard N. Feist III
                                  Title: Vice President and
                                         Chief Financial Officer


                               K&M ASSOCIATES L.P.

                               By: AIMPAR, INC., its General Partner


                               By
                                  ------------------------------------
                                  Name: Howard N. Feist III
                                  Title: Vice President


                               FLEET NATIONAL BANK, as
                               Agent and Lender under the Credit Agreement


                               By /s/ Thomas F. Brennan
                                  ------------------------------------
                                  Name: Thomas F. Brennan
                                  Title: Senior Vice President



              Signature Page to Amendment No. 4 to Credit Agreement